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                                 EXHIBIT 10(ss)




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                             SECOND AMENDMENT TO THE
                           INTERCEL, INC. PENSION PLAN

               (As Amended and Restated Effective April 29, 1994)

This Second Amendment is made on this 21st day of August, 1996, by InterCel, Inc. ("Intercel") for the purpose of terminating the InterCel, Inc. Pension Plan (the "Plan"), effective as of November 1, 1996.

         NOW, THEREFORE, the Plan is hereby amended only in the following respects:

         1. A new paragraph is added to Section 10.01 of the Plan, to read as follows:

         "The Plan is terminated effective as of November 1, 1996. The Employer reserves the right to amend the Plan after that date only for purposes of clarification, to implement this Plan termination, to maintain the tax-qualified status of the Plan as so terminated, to comply with changes in applicable law, or to defer the termination date."


IN WITNESS WHEREOF, this Second Amendment, having been first duly adopted, is executed below by a duly authorized officer of the Employer on this 21st day of August 1996, to be effective as provided herein.


                                             INTERCEL, INC.

                                       By:
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                                        Title: President & CEO
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